UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 6, 2006

ATSI Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation

1-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

8600 Wurzbach, Suite 700W San Antonio, Texas (Address of Principal Executive Offices)	78240 (Zip Code)

(210) 614-7240
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act.

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On February 1, 2006, we announced the formation of a new wholly owned subsidiary, Digerati Networks, Inc. Digerati Networks will market the Company’s VoIP services with the goal of achieving a leadership position in the industry while building brand and name recognition. The new subsidiary will also allow ATSI to take full advantage of corporate development opportunities that may arise in the future.

Item 9.01. Financial Statements and Exhibits

The following document is filed as an exhibit to this report.

99.1	ATSI Communications, Inc., Press release dated February 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATSI Communications, Inc.
Dated: February 6, 2006

By:	/s/ Antonio Estrada
Antonio Estrada
Corporate Controller